EXHIBIT 99.9
                                                                    ------------



                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Direct Focus, Inc.

We consent to the incorporation by reference in Registration Statements No. 333-79643 and No. 333-46936 of Direct Focus, Inc. on Form S-8 of our report dated October 26, 2001 on the Combined Statements of Assets Acquired and Liabilities Assumed of the Fitness Division as of December 31, 2000 and 1999, and the Combined Statements of Sales, Cost of Sales and Direct Expenses of the Fitness Division for the years then ended, appearing in this Current Report on Form 8-K/A of Direct Focus, Inc.




Deloitte & Touche LLP

Portland, Oregon
November 29, 2001